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                                                       EXHIBIT 22

            SUBSIDIARIES OF DOLE FOOD COMPANY, INC.

     There are no parents of the Registrant.

     Registrant's consolidated subsidiaries are shown below together with the percentage of voting securities owned and the state or jurisdiction of organization of each subsidiary. The names have been omitted for subsidiaries which, if considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary. Subsidiaries of subsidiaries are indented in the following table:

                                                  Percent of
                                                  Outstanding
                                                  Voting Securities
                                                  Owned as of
Subsidiaries of Registrant                        December 28, 1996
--------------------------                        -----------------

Castle & Cooke Fresh Fruit Company                     100%
     (Nevada)

     Beebe Orchard Company                             100%
          (Delaware)

     Dole Citrus                                       100%
          (California)

     Dole Fresh Fruit Company                          100%
          (Nevada)

          Dole Europe Company                          100%
               (Delaware)

               Dole Fresh Fruit Europe Ltd. & Co.      100%
                    (Federal Republic of Germany)

          Dole Fresh Fruit International, Inc.         100%
               (Panama)

          Standard Fruit Company                       100%
               (Delaware)

               Cerveceria Hondurena, S.A.              81%
                    (Honduras)


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                                                      Percent of
                                                      Outstanding
                                                      Voting Securities
                                                      Owned as of
Subsidiaries of Registrant                            December 28, 1996
--------------------------                            -----------------

Castle & Cooke Fresh Fruit Company (cont'd)

          Standard Fruit Company de Costa Rica, S.A.        100%
               (Costa Rica)

     Standard Fruit and Steamship Company                   100%
          (Delaware)

     Wells & Wade Fruit Company                             100%
          (Washington)

Castle & Cooke Worldwide Limited                            100%
     (Hong Kong)

     Dole Fresh Fruit International, Limited                100%
          (Liberia)

     Solvest, Ltd.                                          100%
          (Bermuda)

          Standard Fruit de Honduras, S.A.                  100%
               (Honduras)

          Dole Europe B.V.                                  100%
               (Netherlands)

               Pascual Hermanos                             91%
                    (Spain)

               Soleil Holding France S.A.                   100%
                    (France)

                    Saman, S.A.                             100%
                         (France)

     Dole Chile S.A.                                        100%
          (Chile)


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                                                  Percent of
                                                  Outstanding
                                                  Voting Securities
                                                  Owned as of
Subsidiaries of Registrant                        December 28, 1996
--------------------------                        -----------------

Castle & Cooke Worldwide Limited (cont'd)

     Dole Thailand Limited                                  64%
          (Thailand)

Compania Financiera de Costa Rica, S.A.                     100%
     (Costa Rica)

Dole Bakersfield, Inc.                                      100%
     (California)

Dole Fresh Vegetables, Inc.                                 100%
     (California)

     Bud Antle, Inc.                                        100%
          (California)

     Dole Carrot Company                                    100%
          (California)

     Royal Packing Co.                                      100%
          (California)

Dole Japan, Ltd.                                            100%
     (Japan)

Dole Land Company, Inc.                                     100%
     (Hawaii)

Dole Philippines, Inc.                                      99%
     (Republic of the Philippines)

Earlibest Orange Association, Inc.                          100%
     (California)


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                                                      Percent of
                                                      Outstanding
                                                      Voting Securities
                                                      Owned as of
Subsidiaries of Registrant                            December 28, 1996
--------------------------                            ------------------
S & J Ranch, Inc.                                           100%
     (California)

     Dole Nut Company                                       100%
          (California)

M K Development, Inc.                                       100%
     (Hawaii)

     Dole Dried Fruit and Nut Company,
          a California general partnership                  100%

La Petite d'Agen, Inc.                                      100%
     (Hawaii)

     Cerulean, Inc.                                         61%
          (Hawaii)

          Muscat, Inc.                                      100%
               (Hawaii)

     Calicahomes, Inc.                                      100%
          (California)

Castle & Cooke Land Company, Inc.                           100%
     (Hawaii)

     Zante Currant, Inc.                                    100%
          (Hawaii)

Blue Anthurium, Inc.                                        100%
     (Hawaii)

     Delphinium Corporation                                 100%
          (Delaware)


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                                                     Percent of
                                                     Outstanding
                                                     Voting Securities
                                                     Owned as of
Subsidiaries of Registrant                           December 28, 1996
--------------------------                           -----------------

Blue Anthurium, Inc. (cont'd)

     Calazo Corporation                                     100%
          (Arizona)

     Cerulean, Inc.                                          39%
          (Hawaii)

          Alyssum, Inc.                                     100%
               (California)

               Dole Arizona Dried Fruit and Nut Company     100%
                    (California)

Lindero Property, Inc.                                      100%
     (California)

Malaga Company, Inc.                                        100%
     (California)

Waialua Sugar Company, Inc.                                 100%
     (Hawaii)



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